Filed Pursuant to Rule 497(a)
File No. 333-213391
Rule 482ad

PROSPECT CAPITAL CORPORATION
$90,000,000
4.95% Convertible Notes due 2022
PRICING TERM SHEET
May 15, 2018

The following sets forth the final terms of the 4.95% Convertible Notes due 2022 and should only be read together with the preliminary prospectus supplement dated May 15, 2018, together with the accompanying prospectus dated October 30, 2017, relating to these securities (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus. In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus. All references to dollar amounts are references to U.S. dollars.

Issuer	Prospect Capital Corporation (the “Company”)
Security	4.95% Convertible Notes due 2022 (the “Notes”)
Aggregate Principal Amount Offered	$90,000,000 (or $103,500,000 if the underwriter’s overallotment option to purchase up to an additional $13,500,000 principal amount of Notes is exercised in full)
Fungibility
The Notes will form a single series and be fungible with the $225,000,000 aggregate principal amount of the Company’s outstanding 4.95% Convertible Notes due 2022. After giving effect to the issuance of the Notes, there will be $315,000,000 aggregate principal amount (or $328,500,000 if the underwriter’s overallotment option to purchase up to an additional $13,500,000 principal amount of Notes is exercised in full) of the Company’s 4.95% Convertible Notes due 2022 outstanding.

Net Proceeds
$87,160,000, after deducting the fees and estimated expenses payable by the Company (or $100,309,000 if the underwriter’s overallotment option to purchase up to an additional $13,500,000 principal amount of Notes is exercised in full)

Maturity	July 15, 2022, unless earlier converted, repurchased or redeemed
Interest Rate	4.95% per year
Interest Payment Dates
Interest will accrue from the Settlement Date (defined below) and will be payable in cash in arrears on January 15 and July 15 of each year, beginning on July 15, 2018. Upon any conversion, holders will be entitled to a cash payment representing accrued and unpaid interest to, but not including, the conversion date, unless the Notes are converted after a record date for an interest payment but prior to the corresponding interest payment date. Any such payment will be made on the settlement date applicable to the relevant conversion.

Denomination	$1,000 and integral multiples thereof
Price at Issuance	98.40%, plus accrued interest, if any, from January 15, 2018
Price to Underwriter	97.40%
The NASDAQ Global Select Market Symbol of the Company’s Common Stock	PSEC
Initial Conversion Price	Approximately $9.98 per share of the Company’s common stock, par value $0.001 per share (the “Common Stock”)
Initial Conversion Rate	100.2305 shares per $1,000 principal amount of Notes

Redemption
The Company may not redeem the Notes prior to April 15, 2022. On or after April 15, 2022, the Company may redeem the Notes for cash, in whole or from time to time in part, at the Company’s option, at a redemption price equal to the sum of (i) 100% of the principal amount of the Notes to be redeemed, (ii) accrued and unpaid interest thereon to, but excluding, the redemption date and (iii) an amount equal to the present value of the interest that would accrue on such Notes from, and including, the redemption date until the maturity date, with such present value computed using a discount rate equal to the yield to maturity of United States Treasury securities with three months of remaining maturity plus 50 basis points.

Trade Date	May 16, 2018
Settlement Date	On or about May 18, 2018
Underwriter	Goldman Sachs & Co. LLC
Listing	None
CUSIP	74348TAR3
ISIN	US74348TAR32
Adjustment to Conversion Rate upon a Non-Stock Change of Control
The number of additional shares by which the conversion rate will be increased in the event of a “non-stock change of control” (as defined in the Preliminary Prospectus) will be determined by reference to the table below (subject to the limitations described below), based on the date on which the non-stock change of control occurs or becomes effective (the “effective date”) and the price (the “stock price”) paid per share of Common Stock in the non-stock change of control.

Make-Whole Table:

	Stock Price
Effective Date	$ 9.07	$ 9.25	$ 9.75	$ 9.98	$ 10.25	$ 10.50	$ 10.75	$ 11.00	$ 11.25	$ 11.50
April 11, 2017	10.0230	9.8822	6.1823	4.7809	3.3659	2.2723	1.3865	0.7134	0.2491	0.0000
July 15, 2017	10.0230	9.5527	5.8239	4.4097	2.9788	1.8684	0.9541	0.2279	0.0000	0.0000
July 15, 2018	10.0230	9.3826	5.6876	4.2896	2.8786	1.7842	0.8858	0.1737	0.0000	0.0000
July 15, 2019	10.0230	9.4543	5.7392	4.3344	2.9173	1.8189	0.9155	0.1985	0.0000	0.0000
July 15, 2020	10.0230	9.5866	5.8026	4.3771	2.9430	1.8343	0.9247	0.2033	0.0000	0.0000
July 15, 2021	10.0230	9.3671	5.4659	4.0246	2.6007	1.5248	0.6642	0.0000	0.0000	0.0000
July 15, 2022	10.0230	7.8776	2.3336	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000
The exact stock price and effective dates may not be set forth on the table, in which case, if the stock price is:

•
between two stock price amounts on the table or the effective date is between two dates on the table, the number of additional shares will be determined by straight-line interpolation between the number of additional shares set forth for the higher and lower stock price amounts and the two dates, as applicable, based on a 360-day year;

•	in excess of $11.50 per share (subject to adjustment), no additional shares will be issued upon conversion; and

•	less than $9.07 per share (subject to adjustment), no additional shares will be issued upon conversion.
Notwithstanding the foregoing, in no event will the total number of shares of common stock issuable upon conversion, exceed 110.2535 per $1,000 principal amount of the Notes, subject to the same adjustments as the conversion rate as set forth under “Description of the Notes-Conversion Rate Adjustments” in the Preliminary Prospectus.
Use of Proceeds:
The Company estimates that the net proceeds it receives from this offering will be approximately $87,160,000 (or $100,309,000 if the underwriter exercises its over-allotment option in full), after deducting the fees and estimated offering expenses payable by the Company of $500,000.

The Company expects to use a portion of the net proceeds from the sale of the Notes to repay outstanding indebtedness under its existing credit facility. The Company intends to use the remainder of the net proceeds from the offering to invest in high quality short term debt investments, and/or to make long term investments in accordance with its investment objective.
Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The preliminary prospectus supplement dated May 15, 2018, together with an accompanying prospectus dated October 30, 2017, which have been filed with the Securities and Exchange Commission, contain this and other information about the Company and should be read carefully before investing. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Company, the underwriter or any dealer participating in the offering will arrange to send you the preliminary prospectus supplement and the accompanying prospectus if you request it by calling toll-free 1-866-471-2526.

The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of the Company and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.